Pilgrim’s Pride Corporation (NASDAQ: PPC) Financial Results for Second Quarter Ended June 25, 2017

Cautionary Notes and Forward-Looking Statements  Statements contained in this presentation that share our intentions, beliefs, expectations or predictions for the future, denoted by the words “anticipate,” “believe,” “estimate,” “should,” “expect,” “project,” “plan,” “imply,” “intend,” “foresee” and similar expressions, are forward-looking statements that reflect our current views about future events and are subject to risks, uncertainties and assumptions. Such risks, uncertainties and assumptions include the following matters affecting the chicken industry generally, including fluctuations in the commodity prices of feed ingredients and chicken; actions and decisions of our creditors; our ability to obtain and maintain commercially reasonable terms with vendors and service providers; our ability to maintain contracts that are critical to our operations; our ability to retain management and other key individuals; certain of our reorganization and exit or disposal activities, including selling assets, idling facilities, reducing production and reducing workforce, resulted in reduced capacities and sales volumes and may have a disproportionate impact on our income relative to the cost savings; risk that the amounts of cash from operations together with amounts available under our exit credit facility will not be sufficient to fund our operations; management of our cash resources, particularly in light of our substantial leverage; restrictions imposed by, and as a result of, our substantial leverage; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; changes in laws or regulations affecting our operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause our costs of business to increase, cause us to change the way in which we do business or otherwise disrupt our operations; competitive factors and pricing pressures or the loss of one or more of our largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels; and the impact of uncertainties of litigation as well as other risks described herein and under “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”).  Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations.  This presentation may include information that may be considered non-GAAP financial information as contemplated by SEC Regulation G, Rule 100, including EBITDA, Adjusted EBITDA, LTM EBITDA, Net Debt, Free Cash Flow, Adjusted EBITDA Margin and others. Accordingly, we have provided tables in the accompanying appendix and in our previous filings with the SEC that reconcile these measures to their corresponding GAAP-based measures and explain why these measures are useful to investors, which can be obtained from the Consolidated Statements of Income provided with our previous filings with the SEC. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements.. 2

 Pullet placements are flat year on year, indicating modest production growth in 2017. 2017 Pullet Placements Flat Source: USDA 3 Intended Pullet Placements

Decline in Egg Productivity Offsetting Modest Layer Growth Source: USDA 4  Hatching layers are up in June but only +0.9% YTD, to support less productive new breed.

Lower Hatchability Reduces Impact of +2% YTD Egg Sets Source: USDA 5

Hatchery Utilization Close to Peak Levels 6 Source: Agristats/EMI 84.00% 85.00% 86.00% 87.00% 88.00% 89.00% 90.00% 91.00% 92.00% 93.00% 94.00% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec % Hatchery Utilization 2017 2016 5 year avg.

2017 Chick Placements Modestly Higher Source: USDA 7

Avg Weight Trending Down; Jumbo Bird Share Not Growing After Significant Increase Since 2011 Source: USDA 8

Cold Storage Levels Below 2016 Source: USDA  Overall inventories -0.8% vs 2016 levels, driven by strong retail and improved demand for export-oriented cuts. 9

Cutout Values Above 2016 and Closer to 5-Year Levels Source: PPC 10 Cutout Value

Wings Counter-seasonally Strong, Other Parts Tracking to 5-year Average Source: USDA 11 USDA Boneless/Skinless Breast NE USDA Tenders NE USDA Leg Quarters USDA Whole Wings NE

12 Strength in Small Bird and Retail Contracts Continues, In-line with Seasonality EMI WOG 2.5-4 LBS Source: EMI

Corn Stocks Remain Close to Record High Levels  Global stocks continue to stay at record high in ‘16, projected to be lower in ‘17 crop year.  USDA lowered global stocks-to-use in both ‘16 and ’17. Source: USDA 13

Global Soybean Inventories Elevated  Global inventories of soybeans remain at record high levels, with 2017 projected to remain well supplied.  Demand for oilseed products estimated to grow to finish out the 2016 crop year. Source: USDA 14

Second Quarter 2017 Financial Review  Case-ready and small birds strength continues while portfolio strategy captured significant rebound in commodity segment; MX operating results remained strong.  SG&A higher due to addition of GNP and investments in brands in USA and Mexico.  Adjusted Q2-17 EBITDA well above Q2- 16 and was among the top quarterly performance in the U.S. Main Indicators ($M) Q2-17 Q2-16 Net Revenue 2,251.6 2,028.3 Gross Profit 425.4 286.1 SG&A 61.6 49.5 Operating Income 359.4 236.6 Net Interest 14.9 10.9 Net Income 233.6 152.9 Earnings Per Share (EPS) 0.94 0.60 Adjusted EBITDA* 420.6 282.7 Adjusted EBITDA Margin* 18.7% 13.9% * This is a non-GAAP measurement considered by management to be useful in understanding our results. Please see the appendix and most recent SEC financial filings for definition of this measurement and reconciliation to GAAP. In $M U.S. MX Net Revenue 1,882.1 369.5 Operating Income 277.6 81.8 Operating Income Margin 14.8% 22.1% 15 Source: PPC

1,316.3 Solid Balance Sheet, With Plenty of Room for Strategic Actions Source: PPC  Cash Flow From Operations generation of $255MM in the quarter due to strong operating performance.  Net debt multiple is 1.1x LTM EBITDA, below target of 2-3x, underlining our capability to fulfill strategic actions. 16 307.1 Net Debt ($MM) 1,140.4

Second Quarter 2017 Capital Spending Capex (US$M) Source: PPC  Strong Free Cash Flow generation has enabled us to direct more capital spending towards identified projects with rapid payback and structural projects.  New strategic projects will support key customers growth and de-emphasize our exposure to commodity markets by yielding a more differentiated portfolio. 17 Capex (US$M)

Investor Relations Contact Investor Relations: Dunham Winoto Director, Investor Relations E-mail: IRPPC@pilgrims.com Address: 1770 Promontory Circle Greeley, CO 80634 USA Website: www.pilgrims.com 18

APPENDIX 19

Appendix: EBITDA Reconciliation Source: PPC. “EBITDA” is defined as the sum of net income (loss) plus interest, taxes, depreciation and amortization. “Adjusted EBITDA” is calculated by adding to EBITDA certain items of expense and deducting from EBITDA certain items of income that we believe are not indicative of our ongoing operating performance consisting of: (i) income (loss) attributable to non-controlling interests, (ii) restructuring charges, (iii) reorganization items, (iv) losses on early extinguishment of debt and (v) foreign currency transaction losses (gains). EBITDA is presented because it is used by management and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the US (“GAAP”), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA. The Company also believes that Adjusted EBITDA, in combination with the Company’s financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP. They should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP. 20 Source: PPC PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted EBITDA (Unaudited) Thirteen Weeks Ended Twenty-Six Weeks Ended June 25, 2017 June 26, 2016 June 25, 2017 June 26, 2016 (In thousands) Net income $ 234,073 $ 153,042 $ 328,536 $ 271,053 Add: Interest expense, net 14,891 10,865 26,975 22,205 Income tax expense 113,218 78,398 161,119 141,002 Depreciation and amortization 57,281 46,293 107,671 88,683 Minus: Amortization of capitalized financing costs 997 962 1,947 1,889 EBITDA 418,466 287,636 622,354 521,054 Add: Foreign currency transaction gains (1,810) (4,744) (1,191) (4,979) Restructuring charges 4,349 — 4,349 — Minus: Net income (loss) attributable to noncontrolling interest 432 156 974 (204) Adjusted EBITDA $ 420,573 $ 282,736 $ 624,538 $ 516,279

Appendix: Reconciliation of LTM EBITDA 21 Source: PPC. The summary unaudited consolidated income statement data for the twelve months ended June 25, 2017 (the LTM Period) have been calculated by subtracting the applicable unaudited consolidated income statement data for the six months ended June 26, 2016 from the sum of (1) the applicable audited consolidated income statement data for the year ended December 25, 2016 and (2) the applicable audited consolidated income statement data for the six months ended June 25, 2017. Source: PPC PILGRIM'S PRIDE CORPORATION Reconciliation of LTM Adjusted EBITDA (Unaudited) Thirteen Weeks Ended Thirteen Weeks Ended Thirteen Weeks Ended Thirteen Weeks Ended LTM Ended September 25, 2016 December 25, 2016 March 26, 2017 June 25, 2017 June 25, 2017 (In thousands) Net income $ 98,527 $ 70,149 $ 94,463 $ 234,073 $ 497,212 Add: Interest expense, net 11,834 10,158 12,084 14,891 48,967 Income tax expense 51,060 40,844 47,901 113,218 253,023 Depreciation and amortization 45,772 46,059 50,390 57,281 199,502 Minus: Amortization of capitalized financing costs 970 972 951 997 3,890 EBITDA 206,223 166,238 203,887 418,466 994,814 Add: Foreign currency transaction losses (gains) 4,142 4,734 619 (1,810) 7,685 Restructuring charges 279 790 — 4,349 5,418 Minus: Net income (loss) attributable to noncontrolling interest (130) (469) 542 432 375 Adjusted EBITDA $ 210,774 $ 172,231 $ 203,964 $ 420,573 $ 1,007,542

Appendix: EBITDA Margin Reconciliation

EBITDA margins have been calculated by taking the relevant unaudited EBITDA figures, then dividing by Net Revenue for the applicable period.

PILGRIM'S PRIDE CORPORATION
Reconciliation of EBITDA Margin

(Unaudited)	Thirteen Weeks Ended		Twenty-Six Weeks Ended		Thirteen Weeks Ended		Twenty-Six Weeks Ended	
	June 25, 2017	June 26, 2016	June 25, 2017	June 26, 2016	June 25, 2017	June 26, 2016	June 25, 2017	June 26, 2016
	(In thousands)							
Net income from continuing operations	$ 234,073	$ 153,042	$ 328,536	$ 271,053	10.40 %	7.55 %	7.69 %	6.79 %
Add:								
Interest expense, net	14,891	10,865	26,975	22,205	0.66 %	0.54 %	0.63 %	0.56 %
Income tax expense	113,218	78,398	161,119	141,002	5.03 %	3.87 %	3.77 %	3.53 %
Depreciation and amortization	57,281	46,293	107,671	88,683	2.54 %	2.28 %	2.52 %	2.22 %
Minus:								
Amortization of capitalized financing costs	997	962	1,947	1,889	0.04 %	0.05 %	0.05 %	0.05 %
EBITDA	418,466	287,636	622,354	521,054	18.59 %	14.19 %	14.56 %	13.05 %
Add:								
Foreign currency transaction gains	(1,810)	(4,744)	(1,191)	(4,979)	(0.08)%	(0.23)%	(0.03)%	(0.12)%
Restructuring charges	4,349	—	4,349	—	0.19 %	— %	0.10 %	— %
Minus:								
Net income (loss) attributable to noncontrolling interest	432	156	974	(204)	0.02 %	0.01 %	0.02 %	(0.01)%
Adjusted EBITDA	$ 420,573	$ 282,736	$ 624,538	$ 516,279	18.68 %	13.95 %	14.61 %	12.94 %
Net Revenue:	$ 2,251,604	$ 2,028,315	$ 4,272,096	$ 3,991,252	$2,251,604	$2,028,315	$4,272,096	$3,991,252

Source: PPC

Pilgrim's
All about great taste.
22

Appendix: Reconciliation of Adjusted Earnings 23 Source: PPC. A reconciliation of net income (loss) attributable to Pilgrim's Pride Corporation per common diluted share to adjusted net income (loss) attributable to Pilgrim's Pride Corporation per common diluted share is as follows: Source: PPC PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Earnings (Unaudited) Thirteen Weeks Ended Twenty-Six Weeks Ended June 25, 2017 June 26, 2016 June 25, 2017 June 26, 2016 (In thousands, except per share data) Net income attributable to Pilgrim's Pride Corporation $ 233,641 $ 152,886 $ 327,562 $ 271,257 Loss on early extinguishment of debt — — — — Foreign currency transaction gains (1,810) (4,744) (1,191) (4,979) Income before loss on early extinguishment of debt and foreign currency transaction gains 231,831 148,142 326,371 266,278 Weighted average diluted shares of common stock outstanding 248,973 254,944 248,950 255,045 Income before loss on early extinguishment of debt and foreign currency transaction gains per common diluted share $ 0.93 $ 0.58 $ 1.31 $ 1.04

Appendix: Adjusted EPS Bridge 24 Source: PPC. A reconciliation of GAAP earnings per share (EPS) to adjusted earnings per share (EPS) is as follows: Source: PPC PILGRIM'S PRIDE CORPORATION Reconciliation of GAAP EPS to Adjusted EPS (Unaudited) Thirteen Weeks Ended Twenty-Six Weeks Ended June 25, 2017 June 26, 2016 June 25, 2017 June 26, 2016 (In thousands, except per share data) GAAP EPS $ 0.94 $ 0.60 $ 1.32 $ 1.06 Loss on early extinguishment of debt — — — — Foreign currency transaction gains (0.01) (0.02) (0.01) (0.02) Adjusted EPS $ 0.93 $ 0.58 $ 1.31 $ 1.04 Weighted average diluted shares of common stock outstanding 248,973 254,944 248,950 255,045

Appendix: Net Debt / Cash Position Reconciliation 25 Source: PPC. Net debt is defined as total long term debt less current maturities, plus current maturities of long term debt and notes payable, minus cash, cash equivalents and investments in available-for-sale securities. Net debt is presented because it is used by management, and we believe it is frequently used by securities analysts, investors and other parties, in addition to and not in lieu of debt as presented under GAAP, to compare the indebtedness of companies. A reconciliation of net debt is as follows: Source: PPC PILGRIM'S PRIDE CORPORATION Reconciliation of Net Debt (Unaudited) June 25, 2017 June 26, 2016 December 25, 2016 December 27, 2015 December 28, 2014 (In thousands) Long term debt, less current maturities $ 1,404,264 $ 1,117,979 $ 1,011,858 $ 985,509 $ 3,980 Add: Current maturities of long term debt and notes payable 40,098 90 94 28,812 262 Minus: Cash and cash equivalents 303,937 41,047 120,328 439,638 576,143 Net debt (cash position) $ 1,140,425 $ 1,077,022 $ 891,624 $ 574,683 $ (571,901)

Appendix: Segment and Geographic Data 26 Source: PPC. Source: PPC PILGRIM'S PRIDE CORPORATION Supplementary Selected Segment and Geographic Data Thirteen Weeks Ended Twenty-Six Weeks Ended June 25, 2017 June 26, 2016 June 25, 2017 June 26, 2016 (Unaudited) (In thousands) Sources of net sales by country of origin: US: $ 1,882,142 $ 1,677,445 $ 3,618,547 $ 3,347,726 Mexico: 369,462 350,870 653,549 643,526 Total net sales: $ 2,251,604 $ 2,028,315 $ 4,272,096 $ 3,991,252 Sources of cost of sales by country of origin: US: $ 1,547,247 $ 1,471,269 $ 3,095,346 $ 2,925,224 Mexico: 278,993 270,939 536,205 542,383 Elimination: (23) (24) (47) (48) Total cost of sales: $ 1,826,217 $ 1,742,184 $ 3,631,504 $ 3,467,559 Sources of gross profit by country of origin: US: $ 334,894 $ 206,176 $ 523,200 $ 422,502 Mexico: 90,470 79,931 117,345 101,143 Elimination: 23 24 47 48 Total gross profit: $ 425,387 $ 286,131 $ 640,592 $ 523,693 Sources of operating income by country of origin: US: $ 277,602 $ 164,494 $ 411,158 $ 339,084 Mexico: 81,777 72,093 100,549 86,253 Elimination: 23 24 47 48 Total operating income: $ 359,402 $ 236,611 $ 511,754 $ 425,385